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Exhibit 10.5

FIRST AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

        FIRST AMENDMENT, dated as of July 13, 2000 to the Amended and Restated Loan and Security Agreement, dated as of May 22, 2000, among Houston Wire & Cable Company ("Borrower"), the lenders named therein ("Lenders") and Fleet Capital Corporation, as Agent (the "Loan Agreement"). The terms used herein and not otherwise defined shall have the meanings attributed to them in the Loan Agreement.

        WHEREAS, pursuant to the Loan Agreement, inter alia, Lenders: (i) have committed to make Revolving Credit Loans to Borrower in the principal amount of up to Fifty-Five Million Dollars ($55,000,000); (ii) have committed to incur certain obligations on behalf of Borrower in respect to Letters of Credit and LC Guaranties; (iii) have made a Term Loan A to Borrower in the principal amount of Five Million Dollars ($5,000,000); and (iv) have committed to make or have made Term Loans B to Borrower in the aggregate amount of Five Million Dollars ($5,000,000);

        WHEREAS, Fleet Capital Corporation ("FCC") has sold, transferred and assigned the following Revolving Credit Loans, the Revolving Credit Loan Commitment, Term Loan A, Term Loans B and Term Loan B Commitment to the following parties:

  (a)
  Bank of America, N.A. ("B of A")

              (i)  Assigned Revolving Credit Loans: Eight Million Eight Hundred Eighty-Five Thousand One Hundred Six and 16/100 Dollars ($8,885,106.16);

             (ii)  Assigned Revolving Credit Loan Commitment: Twelve Million Six Hundred Ninety-Two Thousand Three Hundred Eight Dollars ($12,692,308);

            (iii)  Assigned Term Loan A: One Million One Hundred Fifty-Three Thousand Eight Hundred Forty-Six Dollars ($1,153,846);

            (iv)  Assigned Term Loans B: Zero Dollars ($0); and

             (v)  Assigned Term Loan B Commitment: One Million One Hundred Fifty-Three Thousand Eight Hundred Forty-Six Dollars ($1,153,846).

        WHEREAS, as a result of such sale, assignment and transfer B of A and has become a Lender with a Revolving Credit Loan Commitment, Term Loan A, Term Loans B and Term Loan B Commitment under the Loan Agreement; and

        WHEREAS, the parties hereto desire to amend the Loan Agreement to add B of A as a Lender.

        NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and contained in the Loan Agreement, the parties hereto hereby agree as follows:

          1.     The signature block to the Loan Agreement is hereby amended to read as the signature block to this Amendment.

          2.     Borrower hereby confirms that the representations and warranties of Borrower contained in the Loan Documents are correct in all material respects on the date hereof, except (i) to the extent that any such representation or warranty expressly relates to an earlier date, and (ii) for changes therein permitted or contemplated by the Loan Agreement.

          3.     Borrower represents and warrants that no Default or Event of Default exists as of the date hereof.

          4.     On the date hereof, Borrower shall issue and deliver to Agent Revolving Credit Notes, Term Note and Term Notes B to each of B of A and FCC in the amount of each Lender's respective Revolving Credit Loan Commitment, outstanding Term Loan A, undrawn Term Loan B

  Commitment and outstanding Term Loans B. Upon the delivery to Agent of such Notes, Agent shall deliver to Borrower for cancellation the Notes previously delivered to FCC.

          5.     Notices to B of A shall be addressed as follows:

             (a)  Bank of America, N.A.
    231 S. LaSalle Street
    Chicago, IL 60697
    Attention: HWC Account Executive

    Telecopier No.: 312-974-8760

          6.     Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

          7.     This Amendment and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

          8.     This Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

        IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

HOUSTON WIRE & CABLE COMPANY, as Borrower		BANK OF AMERICA, N.A.
By:	/s/ DANIELLE CUNNINGHAM	By:	/s/ BEVERLY J. GRAY
Name:	Danielle Cunningham	Name:	Beverly J. Gray
Title:	Vice President	Title:	Senior Vice President
HWC Holding Corporation, as Guarantor		Revolving Credit Loan Commitment: $12,692,308 Outstanding Term Loan A: $1,153,846.00 Outstanding Term Loans B: $0 Undrawn Term Loan B Commitment: $1,153,846.00
By:	/s/ DANIELLE CUNNINGHAM
Name:	Danielle Cunningham
Title:	Vice President
Fleet Capital Corporation, as Agent and Lender		The Cit Group/Business Credit, Inc.
By:	/s/ L. FRANK MELAZZO	By:	/s/ GRANT WEISS
Name:	L. Frank Melazzo	Name:	Grant Weiss
Title:	Senior Vice President	Title:	Assistant Vice President
Revolving Credit Loan Commitment: $25,384,615.08 Outstanding Term Loan A: $2,307,692.46 Outstanding Term Loans B: $0 Undrawn Term Loan B Commitment: $2,307,692.46		Revolving Credit Loan Commitment: $16,923,076.92 Outstanding Term Loan A: $1,538,461.54 Undrawn Term Loan B Commitment: $1,538,461.54

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  Exhibit 10.5